UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2011

EDGEN MURRAY II, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	333-165298	20-8864225
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18444 Highland Road

Baton Rouge, LA 70809

(225) 756-9868

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Edgen Murray II, L.P. (“the Company”) has completed a process to review the appointment of the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011. Upon recommendation of the Company’s executive management, the Audit Committee of the Board of Directors, on March 21, 2011, approved the selection of KPMG LLP (“KPMG”), as its Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011. The Committee’s selection of KPMG to serve as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011 resulted in the dismissal of Deloitte & Touche LLP (“D&T”) at the time the Company filed its Form 10-K for the fiscal year ended December 31, 2010 on March 24, 2011.

During the Company’s two most recent fiscal years ended December 31, 2010 and December 31, 2009, there were (i) no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

D&T’s reports on the Company’s financial statements for each of the past two years did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s two most recent fiscal years ended December 31, 2010 and December 31, 2009, neither the Company nor to its knowledge anyone on its behalf consulted KPMG regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided D&T a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission and the Company has requested that D&T furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. That letter is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 25, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2011	EDGEN MURRAY II, L.P.

	By:	/s/ David L. Laxton, III
Name: David L. Laxton, III
Title Chief Financial Officer

INDEX TO EXHIBITS

No.	Exhibit

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 25, 2011.